UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 15, 2023

WHEELS UP EXPERIENCE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39541	98-1617611
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

601 West 26th Street, Suite 900
New York, New York	10001
(Address of principal executive offices)	(Zip Code)

(212) 257-5252

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	UP	New York Stock Exchange

Redeemable warrants, each warrant exercisable for 1/10th of one share of Class A common stock at an exercise price of $115.00 per whole share of Class A common stock	WSUPW	OTCPK*

*       On July 7, 2023, the New York Stock Exchange filed a Form 25 with the U.S. Securities and Exchange Commission to delist the redeemable publicly-traded warrants.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Daniel C. Janki to the Board

(d)       On August 15, 2023, Wheels Up Experience Inc. (“Wheels Up” or the “Company”) announced that the Board of Directors of the Company (the “Board”) resolved to expand the number of directors on the Board from 11 to 12, and to appoint Daniel C. Janki to serve as a Class I member of the Board, effective as of August 15, 2023 (the “Effective Date”). As a Class I director, Mr. Janki will have an initial term as a director until the 2025 annual meeting of the Company’s stockholders and until his successor is duly elected and qualified. As described below, Mr. Janki was also appointed Chairman of the Board, effective as of the Effective Date. The Company and Delta Air Lines, Inc. (“Delta”), the Company’s largest stockholder, determined that in furtherance of their strategic partnership, Mr. Janki should serve as a director of the Company based on his position as Delta’s Chief Financial Officer and his knowledge of the Company’s business and financial situation.

Mr. Janki, age 55, currently serves as Executive Vice President and Chief Financial Officer of Delta, a position he has held since July 2021. Prior to joining Delta, Mr. Janki held a number of high-profile positions at General Electric Company (“GE”), including as Senior Vice President of GE and Chief Executive Officer of GE Power Portfolio from October 2020 to July 2021, as Senior Vice President, Business and Portfolio Transformation of GE from 2018 to 2020, Senior Vice President, Treasurer and Global Business Operations of GE from 2014 to 2017, and Senior Vice President, CEO of GE Energy Management from 2012 to 2013. Prior to that time, he held a wide variety of senior roles at GE Energy, GE Capital, GE Global Operations and GE Corporate. Mr. Janki graduated from The Ohio State University with degrees in Finance and Accounting.

There are no transactions between Mr. Janki and the Company that would require disclosure under Item 404(a) of Regulation S-K. Descriptions of certain relationships and transactions between the Company and Delta are included in the Company’s: (i) definitive proxy statement on Schedule 14A filed with the United States Securities and Exchange Commission (“SEC”) on April 19, 2023 in the subsections entitled “Commercial Arrangements with Delta,” “Delta Subleases,” and “Delta Investor Rights Letter” under the section entitled “Certain Relationships and Related Person Transactions” beginning on page 51; and (ii) Current Report on Form 8-K filed with the SEC on August 14, 2023 under the subsection titled “Delta Promissory Note” in Item 1.01 thereof, each of which is incorporated herein by reference. Mr. Janki, as a Delta employee, is not eligible to receive any compensation from the Company for his service on the Board.

Transition of Board Chair Role

(b)       On August 15, 2023, in connection with the appointment of Mr. Janki to the Board, Mr. Thakran departed from his position as Executive Chairman of the Board and transitioned the role of Chairman to Mr. Janki, effective as of the Effective Date. Mr. Thakran will remain a director on the Board. In connection with Mr. Thakran’s transition out of the Executive Chairman role, the Company and Mr. Thakran mutually agreed to terminate Mr. Thakran’s Executive Chairman Agreement, dated as of May 9, 2023, and Consulting Agreement, dated as of June 23, 2023, in each case with all benefits thereunder to cease by the end of August 2023.

Item 7.01.	Regulation FD Disclosure.

On August 15, 2023, the Company issued a press release announcing that the Company reached an agreement in principle for a potential credit facility with funding expected to be provided by Delta, an investment fund co-managed by affiliates of Certares Management LLC and Knighthead Capital Management LLC, and certain other lenders, as well the events described under Item 5.02 of this Current Report on Form 8-K (this “Current Report”). The full text of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated by reference herein.

The information in this Current Report and Exhibit 99.1 is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains certain “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside of the control of Wheels Up that could cause actual results to differ materially from the results discussed in the forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding: (i) Wheels Up’s ability to continue as a going concern absent receipt of the funding from the transactions described in the press release furnished as Exhibit 99.1 to this Current Report; (ii) the terms of, the ability to sign and close, and the impact of, any potential investments, financings (including the transactions described in the press release furnished as Exhibit 99.1 to this Current Report), restructurings or other strategic transactions involving Wheels Up or its subsidiaries or affiliates, including the ability to realize anticipated benefits relating to any such transactions and any potential impacts on the trading prices and trading market for Wheels Up’s Class A common stock, par value $0.0001 per share (“Common Stock”); (iii) Wheels Up’s liquidity, future cash flows, deferred revenue balances, measures intended to increase Wheels Up’s operational efficiency and certain restrictions related to its debt obligations; (iv) the impact of Wheels Up’s cost reduction efforts on its business and results of operations, including the timing and magnitude of such expected reductions and any associated expenses in relation to liquidity levels and working capital needs; (v) Wheels Up’s ability to perform under its contractual obligations, including to its members and customers, and maintain or establish relationships with third-party vendors and suppliers; (vi)  the degree of market acceptance and adoption of Wheels Up’s products and services, including member program changes implemented in June 2023; (vii) the size, demands and growth potential of the markets for Wheels Up’s products and services and Wheels Up’s ability to serve those markets; (viii) Wheels Up’s ability to compete with other companies engaged in the private aviation industry and to attract and retain customers; and (ix) general economic and geopolitical conditions, including due to fluctuations in interest rates, inflation, foreign currencies, consumer and business spending decisions, and general levels of economic activity. The words "anticipate," "believe," continue," "could," "estimate," "expect," "intend," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "strive," "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that statement is not forward-looking. These forward-looking statements are subject to a number of risks, uncertainties and assumptions that could cause actual events and results to differ materially from those contained in such forward-looking statements. Factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements can be found in Wheels Up's Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 31, 2023, Wheels Up’s Quarterly Report on Form 10-Q for the three months ended June 30, 2023 filed with the SEC on August 14, 2023, and Wheels Up's other filings with the SEC. Moreover, Wheels Up operates in a very competitive and rapidly changing environment. New risks and uncertainties arise from time to time, and it is impossible for Wheels Up to predict these events or how they may affect us. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and Wheels Up undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, changes in expectations, future events or otherwise. Although Wheels Up believes that the expectations reflected in the forward-looking statements are reasonable, Wheels Up cannot guarantee future results, levels of activity, performance or achievements. Except as required by law, Wheels Up does not intend to update any of these forward-looking statements or to conform these statements to actual results or revised expectations.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description
99.1	Press Release, dated August 15, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHEELS UP EXPERIENCE INC.

Date: August 15, 2023	By:	/s/ Todd Smith
		Name:	Todd Smith
		Title:	Interim Chief Executive Officer and Chief Financial Officer